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                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
CMGI, Inc.


We consent to the use of our reports incorporated herein by reference.

/s/ KPMG LLP
KPMG LLP

Boston, Massachusetts
March 10, 2000